 ==============================================================================







                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                            MAY 4, 2001 (MAY 4, 2001)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                             1-10308                        06-0918165
  (STATE OR OTHER JURISDICTION             (COMMISSION FILE NO.)             (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                                          IDENTIFICATION NUMBER)

        9 WEST 57TH STREET
            NEW YORK, NY                                                          10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                                         (ZIP CODE)


                                             (212) 413-1800
                              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







================================================================================

ITEM 5. OTHER EVENTS

      This Current Report on Form 8-K of the Company is being filed to make available its Consolidated Condensed Statements of Cash Flows (see Exhibit 99.1) for the three months ended March 31, 2001 and 2000 and its Consolidated Schedule of Free Cash Flows (see Exhibit 99.2) for the twelve months ended March 31, 2001 and 2000.

      Free cash flow is another measure used by management to evaluate liquidity and financial condition. Free cash flow represents cash available for the repayment of debt and other corporate purposes such as stock repurchases, acquisitions and investments for the latest twelve-month period. The Company has provided the Consolidated Schedule of Free Cash Flows for the twelve months ended March 31, 2001 and 2000 as that reflects the measure in which management evaluates the performance of its Free Cash Flows. Such measure of performance may not be comparable to similarly titled measures used by other companies and is not a measurement recognized under generally accepted accounting principles. Therefore, free cash flow should not be construed as a substitute for income or cash flow from continuing operations in measuring operating results or liquidity. The Consolidated Schedule of Free Cash Flows for the twelve months ended March 31, 2001 and 2000 should be read in conjunction with the Company's Consolidated Condensed Statements of Cash Flows attached hereto as well as the Company's Consolidated Statements of Income included within the Company's earnings release of first quarter results filed with the Securities and Exchange Commission on Form 8-K on April 19, 2001 and the Company's Annual Report on Form 10-K filed on March 29, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits.

        See Exhibit Index.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENDANT CORPORATION


                                       BY:  /s/ John T. McClain
                                            -------------------
                                            John T. McClain
                                            Senior Vice President, Finance and
                                            Corporate Controller

Date: May 4, 2001

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K




                                  EXHIBIT INDEX


EXHIBIT
   NO.      DESCRIPTION
-------     -----------

99.1 Consolidated Condensed Statements of Cash Flows for the three months ended March 31, 2001 and 2000.
99.2 Consolidated Schedule of Free Cash Flows for the twelve months ended March 31, 2001 and 2000.